EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Salil Dhaumya, Principal Financial and Accounting Officer of Pan American Goldfields Ltd. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)           the Quarterly Report on Form 10-Q of the Company for the quarter ended May 31, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 20, 2012

/S /Salil Dhaumya
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Salil Dhaumya
Chief Financial Officer